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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                December 3, 2001
                                -----------------
                        (Date of earliest event reported)

                               Contour Energy Co.
                               ------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

        0-25214                                         76-0447267
(Commission File Number)                    (IRS Employer Identification Number)

                 1001 McKinney, Suite 900, Houston, Texas 77002
                 ----------------------------------------------
                         (Address of Principal Offices)

                                  713-652-5200
                                  ------------
              (Registrant's Telephone Number, Including Area Code)


Item 5.  Other Events.

         As of November 1, 2001, the company has entered into a First Supplemental Indenture with Wells Fargo Bank Minnesota, National Association, supplementing the Indenture, dated as of April 15, 1999, among Contour Energy Co. (formerly known as Kelley Oil & Gas Corporation), as Issuer, Contour Energy E&P, Inc. (formerly known as Kelley Oil Corporation), Kelley Operating Company, Ltd., Concorde Gas marketing, Inc., as Guarantors, and Wells Fargo Bank Minnesota, National Association (formerly Norwest Bank Minnesota, National Association), as Trustee.

         A copy of the First Supplemental Indenture is filed as Exhibit 1 to this Form 8-K.



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Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits.

         1. First Supplemental Indenture by and among the company and Wells Fargo Bank Minnesota, National Association.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CONTOUR ENERGY CO.



Dated:  December 3, 2001              By: /s/ RICK G. LESTER
                                          -----------------------------
                                          RICK G. LESTER,
                                          Executive Vice President


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